Exhibit 10.3

EXECUTION VERSION

COLLATERAL AGREEMENT

dated and effective as of

May 24, 2012,

among

EP ENERGY LLC
(f/k/a Everest Acquisition LLC),

each Subsidiary of EP Energy LLC identified herein,

and

CITIBANK, N.A.,
as Collateral Agent

THIS COLLATERAL AGREEMENT IS SUBJECT TO THE PROVISIONS OF (I) THE SENIOR LIEN INTERCREDITOR AGREEMENT (AS DEFINED HEREIN), AS SET FORTH MORE FULLY IN SECTION 5.15 HEREOF AND (II) THE PARI PASSU INTERCREDITOR AGREEMENT (AS DEFINED HEREIN). NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE LIENS AND SECURITY INTEREST GRANTED TO THE COLLATERAL AGENT, FOR THE BENEFIT OF THE SECURED PARTIES, PURSUANT TO THIS AGREEMENT AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE COLLATERAL AGENT AND THE OTHER SECURED PARTIES HEREUNDER ARE SUBJECT TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENTS.

TABLE OF CONTENTS

		Page

ARTICLE I.

DEFINITIONS

SECTION 1.01.	Term Loan Agreement	2
SECTION 1.02.	Other Defined Terms	2

ARTICLE II.

PLEDGE OF SECURITIES

SECTION 2.01.	Pledge	10
SECTION 2.02.	Delivery of the Pledged Collateral	11
SECTION 2.03.	Representations, Warranties and Covenants	12
SECTION 2.04.	Certification of Limited Liability Company and Limited Partnership Interests	13
SECTION 2.05.	Registration in Nominee Name; Denominations	14
SECTION 2.06.	Voting Rights; Dividends and Interest, etc.	14

ARTICLE III.

SECURITY INTERESTS IN PERSONAL PROPERTY

SECTION 3.01.	Security Interest	16
SECTION 3.02.	Representations and Warranties	18
SECTION 3.03.	Covenants	20
SECTION 3.04.	Other Actions	23
SECTION 3.05.	Covenants Regarding Patent, Trademark and Copyright Collateral	23

ARTICLE IV.

REMEDIES

SECTION 4.01.	Remedies upon Default	25
SECTION 4.02.	Application of Proceeds	26
SECTION 4.03.	Grant of License to Use Intellectual Property	26
SECTION 4.04.	Securities Act, etc.	27

ARTICLE V.

MISCELLANEOUS

SECTION 5.01.	Notices	28
SECTION 5.02.	Security Interest Absolute	28

i

Schedules

Schedule I	Subsidiary Parties
Schedule II	Pledged Stock; Debt Securities
Schedule III	Intellectual Property

Exhibits

Exhibit I	Form of Supplement to the Collateral Agreement
Exhibit II	Form of Perfection Certificate

ii

This COLLATERAL AGREEMENT dated and effective as of May 24, 2012 (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is among EP ENERGY LLC (f/k/a Everest Acquisition LLC), a Delaware limited liability company (the “Borrower”), each Subsidiary of the Borrower listed on Schedule I hereto and each Subsidiary of the Borrower that becomes a party hereto after the date hereof (each, a “Subsidiary Party”) and CITIBANK, N.A., as Collateral Agent (in such capacity, the “Agent” or the “Collateral Agent”) for the Secured Parties (as defined in Section 1.02 below).

WHEREAS, (1) pursuant to the Indenture, dated as of April 24, 2012 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Indenture”) among the Borrower and Everest Acquisition Finance Inc., as co-issuers (the “Co-Issuers”), each Subsidiary of the Borrower from time to time party thereto, and Wilmington Trust, National Association, as trustee (the “Trustee”), the Co-Issuers are issuing 6.875% Senior Secured Notes due 2019 (together with any and all exchange notes and/or additional notes issued pursuant to the Indenture, collectively the “Notes”) and (2) pursuant to the Term Loan Agreement, dated as of April 24, 2012 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Term Loan Agreement”), among the Borrower, the lenders and agents party thereto from time to time and Citibank, N.A., as administrative agent and collateral agent (in such capacity, the “Term Loan Agent”), the Borrower is incurring Loans (as defined therein, the “Term Loans”);

WHEREAS, the Notes, the Term Loans and any Other Second-Priority Lien Obligations are and will be secured on a second-priority, pari passu basis by the Collateral and, on the date hereof, the Agent, the Term Loan Agent and the Trustee are entering into the Pari Passu Intercreditor Agreement (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Pari Passu Intercreditor Agreement”), which sets forth the rights and remedies of the Secured Parties in the Collateral as amongst each other;

WHEREAS, (1) pursuant to the Credit Agreement, dated as of May 24, 2012 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among EPE Holdings LLC (“Holdings”), the Borrower, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the lenders from time to time parties thereto, the Borrower will from time to time incur loans and letter of credit obligations and (2) pursuant to the Collateral Agreement, dated as of May 24, 2012, among the Pledgors, Holdings and JPMorgan Chase Bank, N.A., the Pledgors have granted to JPMorgan Chase Bank, N.A., as the RBL Facility Agent, a first-priority lien and security interest in the Collateral to secure their obligations under the Credit Agreement and related documents;

WHEREAS, pursuant to the Senior Lien Intercreditor Agreement dated as of May 24, 2012 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Senior Lien Intercreditor Agreement”), among JPMorgan Chase Bank, N.A., as RBL Facility Agent and the Applicable First Lien Agent, Citibank, N.A., as the Term Facility Agent, the Senior Secured Notes Collateral Agent and the Applicable Second Lien Agent (as each such terms are defined in the Senior Lien Intercreditor Agreement), Wilmington Trust, National Association, as Trustee under the Indenture, EP Energy LLC, the Subsidiaries of EP Energy LLC named therein and the other parties thereto, the liens upon and security interest in the Collateral granted by this Agreement are and shall be subordinated in all respects to the liens upon and security interest in the Collateral granted pursuant to, and subject to the terms and conditions of, the Credit Agreement and other First-Priority Lien Obligations Documents.

WHEREAS, each Pledgor is executing and delivering this Agreement pursuant to the terms of the Indenture, Term Loan Agreement and any applicable Other Second-Priority Lien Obligations Document to induce the Lenders to extend credit and to induce the holders of the Notes to purchase the Notes and the holders of any Other Second-Priority Lien Obligations to make their respective extensions of credit thereunder;

WHEREAS, the Subsidiary Parties are Subsidiaries of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Indenture, Term Loan Agreement and any Other Second-Priority Lien Obligations Documents and are willing to execute and deliver this Agreement in order to induce the Lenders to extend credit and to induce the holders of the Notes to purchase the Notes and the holders of any Other Second-Priority Lien Obligations to make their respective extensions of credit thereunder.

Accordingly, the parties hereto agree as follows:

ARTICLE I.

Definitions

SECTION 1.01.           Term Loan Agreement.

(a)                                      Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings assigned thereto in the Term Loan Agreement as in effect on the date hereof and without regard to any amendments, modifications, or supplements thereto from time to time. All capitalized terms referred to in Article III hereof that are defined in Article 9 of the New York UCC and not defined in this Agreement have the meanings specified in Article 9 of the New York UCC. The term “instrument” shall have the meaning specified in Article 9 of the New York UCC. If the First-Priority Lien Obligations Termination Date has occurred, a reference in this Agreement to the Applicable First Lien Agent shall, unless the context requires otherwise, be construed as a reference to the Agent and this Agreement shall be interpreted accordingly.

(b)                                      The rules of construction specified in Section 1.02 of the Term Loan Agreement also apply to this Agreement.

SECTION 1.02.           Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Account Debtor” means any person who is or who may become obligated to any Pledgor under, with respect to or on account of an Account.

“Acquisition Date” has the meaning assigned to such term in the Indenture.

“Agent” means the party named as such in this Agreement until a successor replaces it in accordance with the Pari Passu Intercreditor Agreement and, thereafter, means such successor.

“Agreement” has the meaning assigned to such term in the recitals hereto.

“Applicable Agent” means the Applicable First Lien Agent (or, if the First-Priority Lien Obligations Termination Date has occurred, the Agent).

“Applicable First Lien Agent” has the meaning assigned to such term in the Senior Lien Intercreditor Agreement.

“Authorized Representative” has the meaning assigned to such term in the Pari Passu Intercreditor Agreement.

“Article 9 Collateral” has the meaning assigned to such term in Section 3.01.

“Borrower” has the meaning assigned to such term in the recitals of this Agreement.

“Collateral” means Article 9 Collateral and Pledged Collateral.

“Collateral Agent” means the party named as such in this Agreement until a successor replaces it in accordance with the Pari Passu Intercreditor Agreement and, thereafter, means such successor.

“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any Pledgor under any Copyright now or hereafter owned by any third party, and all rights of any Pledgor under any such agreement (including any such rights that such Pledgor has the right to license).

“Copyrights” means all of the following now owned or hereafter acquired by any Pledgor (or, as required in the context of the definition of “Copyright License,” any third party licensor): (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise; and (b) all registrations and applications for registration of any such Copyright in the United States or any other country, including registrations, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule III.

“Credit Agreement” has the meaning assigned to such term in the recitals of this Agreement.

“Credit Documents” means the Term Loan Documents, the Indenture Documents and the Other Second-Priority Lien Obligations Documents.

“Default” means a “Default” under and as defined in the Term Loan Agreement, the Indenture or any other Credit Document.

“Discharge” has the meaning assigned to such term in the Senior Lien Intercreditor Agreement.

“Event of Default” means an “Event of Default” under and as defined in the Term Loan Agreement, the Indenture or any other Credit Document.

“Excluded Assets” has the meaning assigned to such term in Section 3.01(a).

“Excluded Securities” means:

(a)              any Equity Interests or debt with respect to which, in the reasonable judgment of the Applicable Agent and the Borrower evidenced in writing, the cost or other consequences of pledging such Equity Interests or debt in favor of the Secured Parties under the Security Documents shall be excessive in view of the benefits to be obtained by the Secured Parties therefrom;

(b)              solely in the case of any pledge of Equity Interests of any FSHCO (in each case, that is owned directly by the Borrower or a Subsidiary Party) to secure the Obligations, any Equity Interest that is Voting Stock of such FSHCO in excess of 65% of the outstanding Equity Interests of such class (such percentages to be adjusted upon any change of law as may be required to avoid adverse U.S. federal income tax consequences to the Borrower or any Subsidiary);

(c)               any Equity Interests or debt to the extent the pledge thereof would be prohibited by any Requirement of Law;

(d)              any Equity Interests of any Subsidiary that is not a Wholly-Owned Subsidiary to the extent (A) that a pledge thereof to secure the Obligations is prohibited by any applicable organizational documents, joint venture agreement or shareholder agreement (other than customary non-assignment provisions which are ineffective under the Uniform Commercial Code or other applicable Requirements of Law), (B) any organizational documents, joint venture agreement or shareholder agreement prohibits such a pledge without the consent of any other party; provided that this clause (B) shall not apply if (1) such other party is a Credit Party or a Wholly-Owned Subsidiary or (2) consent has been obtained to consummate such pledge (it being understood that the foregoing shall not be deemed to obligate the Borrower or any Subsidiary to obtain any such consent)) and for so long as such organizational documents, joint venture agreement or shareholder agreement or replacement or renewal thereof is in effect, or (C) a pledge thereof to secure the Obligations would give any other party (other than a Credit Party or a Wholly-Owned Subsidiary) to any organizational documents, joint venture agreement or shareholder agreement governing such Equity Interests the right to terminate its obligations thereunder (other than customary non-assignment provisions that are ineffective under the Uniform Commercial Code or other applicable Requirement of Law);

(e)               any Equity Interests of (i) any Subsidiary that is not a Material Subsidiary and (ii) any Unrestricted Subsidiary;

(f)                any Equity Interests of any Subsidiary of a Foreign Subsidiary;

(g)               any Equity Interests of any Subsidiary to the extent that the pledge of such Equity Interests would result in material adverse tax consequences to the Borrower or any Subsidiary as reasonably determined by the Borrower in writing delivered to the Agent;

(h)              any Equity Interests or debt at any time that is not then subject to a Lien securing the First-Priority Lien Obligations at such time;

(i)             any of the issued and outstanding Equity Interests of any Foreign Subsidiary (the pledge of which is governed by the Pledge Agreement);

(j)                 any “Margin Stock”, as defined in Regulation U of the Board of Governors of the Federal Reserve System of the United States of America; and

(k)              any Equity Interests or securities of a Subsidiary to the extent excluded by the last paragraph of Section 2.01.

“Federal Securities Laws” has the meaning assigned to such term in Section 4.04.

“First-Priority Lien Obligations” has the meaning assigned to such term in the Senior Lien Intercreditor Agreement.

“First-Priority Lien Obligations Documents” has the meaning assigned to such term in the Senior Lien Intercreditor Agreement.

“First-Priority Lien Obligations Termination Date” means, subject to the Senior Lien Intercreditor Agreement, the date on which the Discharge of First-Priority Lien Obligations occurs; provided that if, at any time after the First-Priority Lien Obligations Termination Date, the Discharge of First-Priority Lien Obligations is deemed not to have occurred under the Senior Lien Intercreditor Agreement, the First-Priority Lien Obligations Termination Date shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken prior to the date of incurrence and designation of any new First-Priority Lien Obligations as a result of the occurrence of such first Discharge of First-Priority Lien Obligations).

“Foreign Corporate Subsidiary” shall mean a Foreign Subsidiary that is treated as a corporation for U.S. federal income tax purposes.

“FSHCO” shall mean any direct or indirect Subsidiary that owns (directly or through Subsidiaries) no material assets other than the Equity Interests of one or more direct or indirect Foreign Corporate Subsidiaries.

“General Intangibles” means all “general intangibles” as defined in the New York UCC, including all choses in action and causes of action and all other intangible personal property of any Pledgor of every kind and nature (other than Accounts) now owned or hereafter acquired by any Pledgor, including corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, swap agreements and other agreements), Intellectual Property, goodwill, registrations, franchises and tax refund claims.

“Holdings” has the meaning assigned to such term in the recitals hereto.

“Indemnitee” has the meaning assigned to such term in Section 5.06.

“Indenture” has the meaning assigned to such term in the recitals of this Agreement.

“Indenture Documents” means (a) the Indenture, the Notes, the Security Documents and this Agreement and (b) any other related documents or instruments executed and delivered pursuant to the Indenture or any Security Document, in each case, as such agreements, documents or instruments may be amended, restated, supplemented or otherwise modified from time to time.

“Indenture Obligations” means (a) the due and punctual payment by the Borrower of (i) the unpaid principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Notes, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) all other monetary obligations of the Borrower to any of the Secured Parties under the Indenture and each of the other Indenture Documents, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of the Borrower under or pursuant to the Indenture and each of the other Indenture Documents and (c) the due and punctual payment and performance of all the obligations of each other Pledgor under or pursuant to this Agreement and each of the other Indenture Documents; provided that Indenture Obligations shall not include fees or indemnifications in favor of third parties other than the Trustee and the holders of the Notes.

“Intellectual Property” means all intellectual and similar property of every kind and nature now owned or hereafter acquired by any Pledgor, including inventions, designs, Patents, Copyrights, Trademarks, Patent Licenses, Copyright Licenses, Trademark Licenses, trade secrets, domain names, confidential or proprietary technical and business information, know-how, show-how or other data or information and all related documentation.

“Material Subsidiary” means, at any date of determination, each Restricted Subsidiary of the Borrower that is not an Excluded Subsidiary pursuant to clause (f) of the definition of “Excluded Subsidiary” in the Term Loan Agreement.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Notes” has the meaning assigned to such term in the recitals of this Agreement.

“Obligations” means (a) the Indenture Obligations, (b) the Term Loan Obligations and (c) if any Other Second-Priority Lien Obligations are incurred, (1) the due and punctual payment by the Borrower of (i) the unpaid principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) owing to any holder of Other Second-Priority Lien Obligations under any Other Second Priority Lien Obligations Documents, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) all other monetary obligations of the Borrower to any holder of Other Second-Priority Lien Obligations under the Other Second Priority Lien Obligations Documents, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (2) the due and punctual performance of all other obligations of the Borrower under or pursuant to the Other Second Priority Lien Obligations Documents and (3) the due and punctual payment and performance of all the obligations of each other Pledgor under or pursuant to this Agreement and the Other Second Priority Lien Obligations Documents.

“Other Second-Priority Lien Obligations” means other Indebtedness of the Borrower and its Restricted Subsidiaries that is equally and ratably secured with the Term Loans and Notes as permitted by the Indenture Documents, the Term Loan Documents and any Other Second Priority Lien Obligations Documents in effect at the time such Indebtedness is incurred and is designated by the Borrower as an Other Second-Priority Lien Obligation in accordance with Section 5.17 hereof and the Pari Passu Intercreditor Agreement.

“Other Second-Priority Lien Obligations Documents” means any document or instrument executed and delivered with respect to any Other Second-Priority Lien Obligations, including the Security Documents and this Agreement, in each case, as such agreements, documents or instruments may be amended, restated, supplemented or otherwise modified from time to time.

“Other Second-Priority Lien Obligations Secured Party Joinder Agreement” means a Joinder Agreement (as defined in the Pari Passu Intercreditor Agreement) executed by the Authorized Representative of any holders of Other Second-Priority Lien Obligations pursuant to Section 5.17 and the Pari Passu Intercreditor Agreement.

“Pari Passu Intercreditor Agreement” has the meaning assigned to such term in the recitals of this Agreement.

“Patent License” means any written agreement, now or hereafter in effect, granting to any Pledgor any right to make, use or sell any invention covered by a Patent, now or hereafter owned by any third party (including any such rights that such Pledgor has the right to license).

“Patents” means all of the following now owned or hereafter acquired by any Pledgor (or, as required in the context of the definition of “Patent License,” any third party licensor): (a) all patents of the United States or the equivalent thereof in any other country, and all applications for patents of the United States or the equivalent thereof in any other country, including those listed on Schedule III, and (b) all reissues, continuations, divisions, continuations-

in-part or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Perfection Certificate” means a certificate substantially in the form of Exhibit II or another form reasonably acceptable to the Agent, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by an officer of the Borrower.

“Permitted Liens” means Liens that are not prohibited by the Term Loan Agreement, the Indenture or any Other Second-Priority Lien Obligations Document.

“Pledge Agreement” means the Pledge Agreement, dated May 24, 2012, by and among the Borrower, each Subsidiary of the Borrower identified therein and the Agent, as amended, restated, supplemented or otherwise modified from time to time.

“Pledged Collateral” has the meaning assigned to such term in Section 2.01.

“Pledged Debt Securities” has the meaning assigned to such term in Section 2.01.

“Pledged Securities” means any promissory notes, stock certificates or other certificated securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Pledged Stock” has the meaning assigned to such term in Section 2.01.

“Pledgor” shall mean the Borrower and each Subsidiary Party.

“RBL Facility Agent” has the meaning assigned to such term in the Senior Lien Intercreditor Agreement.

“RBL Priority Collateral” has the meaning assigned to such term in the Senior Lien Intercreditor Agreement.

“Secured Parties” means (a) the Collateral Agent, (b) each holder of a Note, (c) each Lender, (d) the beneficiaries of each indemnification obligation undertaken by any Pledgor under any Credit Documents, (e) the Trustee, (f) the Term Loan Agent, (g) the holders of any Other Second-Priority Lien Obligations and their Authorized Representative, provided that such Authorized Representative executes an Other Second-Priority Lien Obligations Secured Party Joinder Agreement, and (h) the successors and permitted assigns of each of the foregoing. When used in the phrase “the Applicable Agent, for the benefit of the Secured Parties” at any time when the Applicable First Lien Agent is the Applicable Agent, the term “Secured Parties” includes holders of the First-Priority Lien Obligations as well as the Persons described in first sentence of this definition.

“Security Documents” means this Agreement, the Pledge Agreement, any agreement pursuant to which assets are added to the Collateral or otherwise pledged or mortgaged to secure the Obligations and any other instruments or documents entered into and delivered in connection with any of the foregoing, as such agreements, instruments or documents may from time to time be amended, restated, supplemented or otherwise modified from time to time.

“Security Interest” has the meaning assigned to such term in Section 3.01.

“Senior Lien Intercreditor Agreement” has the meaning assigned to such term in the recitals of this Agreement.

“Subsidiary Party” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Term Loan” has the meaning assigned to such term in the recitals of this Agreement.

“Term Loan Agent” has the meaning assigned to such term in the recitals of this Agreement.

“Term Loan Agreement” has the meaning assigned to such term in the recitals of this Agreement.

“Term Loan Documents” means (a) the Term Loan Agreement, the Notes (as defined in the Term Loan Agreement), the Security Documents and this Agreement and (b) any other related documents or instruments executed and delivered pursuant to the Term Loan Agreement or any Security Document, in each case, as such agreements, documents or instruments may be amended, restated, supplemented or otherwise modified from time to time.

“Term Loan Obligations” means (a) the due and punctual payment by the Borrower of (i) the unpaid principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Term Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) all other monetary obligations of the Borrower to any of the Secured Parties under the Term Loan Agreement and each of the other Term Loan Documents, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of the Borrower under or pursuant to the Term Loan Agreement and each of the other Term Loan Documents and (c) the due and punctual payment and performance of all the obligations of each other Pledgor under or pursuant to this Agreement and each of the other Term Loan Documents.

“Trademark License” means any written agreement, now or hereafter in effect, granting to any Pledgor any right to use any Trademark now or hereafter owned by any third party (including any such rights that such Pledgor has the right to license).

“Trademarks” means all of the following now owned or hereafter acquired by any Pledgor (or, as required in the context of the definition of “Trademark License,” any third party licensor): (a) all trademarks, service marks, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations thereof (if any), and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all renewals thereof, including those listed on Schedule III and (b) all goodwill associated therewith or symbolized thereby.

“Trustee” has the meaning assigned to such term in the recitals of this Agreement.

ARTICLE II.

Pledge of Securities

SECTION 2.01.           Pledge. As security for the payment or performance, as the case may be, in full of the Obligations, each Pledgor hereby assigns and pledges to the Agent, its successors and permitted assigns, for the benefit of the Secured Parties, and hereby grants to the Agent, its successors and permitted assigns, for the benefit of the Secured Parties, a security interest in all of such Pledgor’s right, title and interest in, to and under (a) the Equity Interests in each Material Subsidiary that is a Domestic Subsidiary directly owned by it (which such Equity Interests constituting Pledged Stock as of the date hereof shall be listed on Schedule II) and any other Equity Interests in a Material Subsidiary that is a Domestic Subsidiary obtained in the future by such Pledgor and any certificates representing all such Equity Interests (collectively, the “Pledged Stock”); provided that the Pledged Stock shall not include any Excluded Securities; (b)(i) the debt securities currently issued to any Pledgor (which such debt securities constituting Pledged Debt Securities as of the date hereof shall be listed on Schedule II), (ii) any debt securities in the future issued to such Pledgor and (iii) the promissory notes and any other instruments, if any, evidencing such debt securities (collectively, the “Pledged Debt Securities”); provided that the Pledged Debt Securities shall not include any Excluded Securities; (c) subject to Section 2.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other proceeds received in respect of, the securities referred to in clauses (a) and (b) above; (d) subject to Section 2.06, all rights and privileges of such Pledgor with respect to the securities and other property referred to in clauses (a), (b) and (c) above; and (e) all Proceeds of any of the foregoing (the items referred to in clauses (a) through (e) above being collectively referred to as the “Pledged Collateral”).

TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Agent, its successors and permitted assigns, for the benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

Notwithstanding the foregoing, in the event that Rule 3-10 or Rule 3-16 of Regulation S-X under the Securities Act of 1933, as amended (“Rule 3-10” or “Rule 3-16”, as applicable) requires or is amended, modified or interpreted by the Securities Exchange Commission (“SEC”) to require (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would require) the filing with the SEC (or any other Governmental Authority) of separate financial statements of any Subsidiary of the Borrower due to the fact that such Subsidiary’s Equity Interests or other securities secure Obligations, then the Equity Interests or other securities of such Subsidiary will automatically be deemed not to be part of the Collateral securing any of the Obligations (whether or not affected thereby) but only to the extent necessary to not be subject to such requirement and only for so long as required to not be subject to such requirement. In such event, this Agreement may be amended or modified, without the consent of any Secured Party, to the extent necessary to release the Lien in favor of the Agent on the Equity Interests or other securities that are so deemed to no longer constitute part of the Collateral for the Obligations. In the event that Rule 3-10 or Rule 3-16 is amended, modified or interpreted by the SEC to permit (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would permit) such Subsidiary’s Equity Interests or other securities to secure the Obligations in excess of the amount then pledged without the filing with the SEC (or any other Governmental Authority) of separate financial statements of such Subsidiary, then the Equity Interests or other securities of such Subsidiary will automatically be deemed to be a part of the Collateral for the Obligations (but only to the extent that will not result in such Subsidiary being subject to any such financial statement requirement). In such event, this Agreement may be amended or modified, without the consent of any Secured Party, to the extent necessary to subject to the Lien in favor of the Agent such additional Equity Interests or other securities, on the terms contemplated herein.

SECTION 2.02.         Delivery of the Pledged Collateral.

(a)                                      Each Pledgor agrees promptly (and in any event within 45 days after the acquisition (or such longer time as the Applicable Agent shall permit in its reasonable discretion)) to deliver or cause to be delivered to the Applicable Agent, for the benefit of the Secured Parties, any and all Pledged Securities to the extent such Pledged Securities, in the case of promissory notes or other instruments evidencing Indebtedness, are required to be delivered pursuant to paragraph (b) of this Section 2.02.

(b)                                      Each Pledgor will cause any Indebtedness (other than Excluded Securities) (i) having an aggregate principal amount in excess of $15,000,000 or (ii) payable by the Borrower or any Subsidiary (other than intercompany Indebtedness having a term not exceeding 364 days and made in the ordinary course of business) to be evidenced by a duly executed promissory note that is pledged and delivered to the Applicable Agent, for the benefit of the Secured Parties, pursuant to the terms hereof. To the extent any such promissory note is a demand note, each Pledgor party thereto agrees, if requested by the Applicable Agent, to immediately demand payment thereunder upon an Event of Default specified under Section 7.01(a), (b), (f) or (g) of the Term Loan Agreement or under any equivalent provision of any other Credit Document.

(c)                                       Upon delivery to the Applicable Agent, (i) any Pledged Securities required to be delivered pursuant to the foregoing paragraphs (a) and (b) of this Section 2.02 shall be accompanied by stock powers or note powers, as applicable, duly executed in blank or other instruments of transfer reasonably satisfactory to the Applicable Agent and by such other instruments and documents as the Applicable Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral delivered pursuant to the terms of this Agreement shall be accompanied to the extent necessary to perfect the security interest in or allow realization on the Pledged Collateral by proper instruments of assignment duly executed by the applicable Pledgor and such other instruments or documents as the Applicable Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule II (or a supplement to Schedule II, as applicable) and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

SECTION 2.03.         Representations, Warranties and Covenants. Each Pledgor represents and warrants to, and covenants with, the Agent, for the benefit of the Secured Parties, that:

(a)                                      Schedule II correctly sets forth the percentage of the issued and outstanding shares of each class of the Equity Interests of the issuer thereof represented by such Pledged Stock and includes all debt securities and promissory notes or instruments evidencing Indebtedness required to be delivered pursuant to Section 2.02(b);

(b)                                      the Pledged Stock, to the best of each Pledgor’s knowledge, have been duly and validly authorized and issued by the issuers thereof and are fully paid and nonassessable;

(c)                                       except for the security interests granted hereunder (and those securing First-Priority Lien Obligations), each Pledgor (i) is and, subject to any transfers made in compliance with the Term Loan Agreement and each other Credit Document, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II as owned by such Pledgor, (ii) holds the same free and clear of all Liens, other than Permitted Liens, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than pursuant to a transaction not prohibited by any Credit Document and other than Permitted Liens, and (iv) subject to the rights of such Pledgor under the Credit Documents to dispose of Pledged Collateral, will use commercially reasonable efforts to defend its title or interest thereto or therein against any and all Liens (other than Permitted Liens), however arising, of all persons;

(d)                                      other than as set forth in the Term Loan Agreement or the schedules thereto, in the other Credit Documents or in the First-Priority Lien Obligations Documents and except for restrictions and limitations imposed by the Credit Documents, the First-Priority Lien Obligations Documents or securities laws generally, the Pledged Collateral is and will continue to be freely transferable and assignable, and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter, by-law, memorandum of association or articles of association provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Agent of rights and remedies hereunder other than under applicable Requirements of Law;

(e)                                       each Pledgor has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

(f)                                        other than as set forth in the Term Loan Agreement or the schedules thereto, in the other Credit Documents or in the First-Priority Lien Obligations Documents, no consent or approval of any Governmental Authority, any securities exchange or any other person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect);

(g)                                       by virtue of the execution and delivery by the Pledgors of this Agreement and the Senior Lien Intercreditor Agreement, when any Pledged Securities are delivered to the Applicable Agent, for the benefit of the Secured Parties, in accordance with this Agreement and the Senior Lien Intercreditor Agreement, and a financing statement in respect of the Pledged Securities is filed in the appropriate filing office, the Agent will obtain, for the benefit of the Secured Parties, a legal, valid and perfected (except for any Equity Interests with respect to which, in the reasonable judgment of the Applicable Agent and the Borrower evidenced in writing delivered to the Agent, the costs or other consequences of perfecting such a security interest are excessive in view of the benefits to be obtained by the Secured Parties therefrom) lien upon and security interest in such Pledged Securities, subject only to Permitted Liens, as security for the payment and performance of the Obligations; and

(h)                                      the pledge effected hereby is effective to vest in the Agent, for the benefit of the Secured Parties, the rights of the Agent in the Pledged Collateral as set forth herein.

SECTION 2.04.         Certification of Limited Liability Company and Limited Partnership Interests.

(a)                                      Each interest in any limited liability company or limited partnership controlled by any Pledgor, pledged hereunder and represented by a certificate, shall be a “security” within the meaning of Article 8 of the New York UCC and shall be governed by Article 8 of the New York UCC, and each such interest shall at all times hereafter be represented by a certificate unless and until such interest is no longer such a “security” and the Pledgor complies with Section 2.04(b).

(b)                                      Each interest in any limited liability company or limited partnership controlled by a Pledgor, pledged hereunder and not represented by a certificate shall not be a “security” within the meaning of Article 8 of the New York UCC and shall not be governed by Article 8 of the New York UCC (or other applicable Uniform Commercial Code in effect in another jurisdiction), and the Pledgors shall at no time elect to treat any such interest as a “security” within the meaning of Article 8 of the New York UCC or issue any certificate representing such interest, unless promptly thereafter (and in any event within 30 days (or such longer period as the Agent may agree to)) the applicable Pledgor provides notification to the Applicable Agent of such election and delivers, as applicable, any such certificate to the Applicable Agent pursuant to the terms hereof.

SECTION 2.05.         Registration in Nominee Name; Denominations. If an Event of Default shall have occurred and be continuing, (a) the Applicable Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee or the name of its nominee (as pledgee or as sub-agent), or the name of the applicable Pledgor, endorsed or assigned in blank in favor of the Applicable Agent, and (b) each Pledgor will promptly give to the Applicable Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Pledgor. If an Event of Default shall have occurred and be continuing, the Applicable Agent shall have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement. Each Pledgor shall use its commercially reasonable efforts to cause any Subsidiary that is not a party to this Agreement to comply with a request by the Applicable Agent, pursuant to this Section 2.05, to exchange certificates representing Pledged Securities of such Subsidiary for certificates of smaller or larger denominations.

SECTION 2.06.         Voting Rights; Dividends and Interest, etc.

(a)                                  Unless and until an Event of Default shall have occurred and be continuing and the Applicable Agent shall have given notice to the relevant Pledgors of the Applicable Agent’s intention to exercise its rights hereunder:

(i)                                          Each Pledgor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Collateral or any part thereof for any purpose consistent with the terms of this Agreement, the Term Loan Agreement and the other Credit Documents; provided that such rights and powers shall not be exercised in any manner that could be reasonably likely to materially and adversely affect the rights and remedies of any of the Agent or the other Secured Parties under this Agreement, the Term Loan Agreement or any other Credit Document or the ability of the Secured Parties to exercise the same.

(ii)                                       The Agent shall promptly execute and deliver to each Pledgor, or cause to be executed and delivered to such Pledgor, all such proxies, powers of attorney and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

(iii)                                    Each Pledgor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Collateral to the extent and only to the extent that such dividends, interest, principal and other distributions are not prohibited by, and otherwise paid or distributed in accordance with, the terms and conditions of the Term Loan Agreement, the other Credit Documents, and applicable laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Pledgor, shall be promptly (and in any event within 45 days of their receipt (or such longer time as the Applicable Agent shall permit in its reasonable discretion)) delivered to the Applicable Agent, for the benefit of the Secured Parties, in the same form as so received (endorsed in a manner reasonably satisfactory to the Applicable Agent).

(b)                                      After the occurrence and during the continuance of an Event of Default and upon notice by the Applicable Agent to the relevant Pledgors of the Applicable Agent’s intention to exercise its rights hereunder, all rights of any Pledgor to dividends, interest, principal or other distributions that such Pledgor is authorized to receive pursuant to paragraph (a)(iii) of this Section 2.06 shall cease, and all such rights shall thereupon become vested, for the benefit of the Secured Parties, in the Applicable Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions; provided that the Applicable Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Pledgors to receive and retain such amounts. All dividends, interest, principal or other distributions received by any Pledgor contrary to the provisions of this Section 2.06 shall not be commingled by such Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Applicable Agent, for the benefit of the Secured Parties, and shall be forthwith delivered to the Applicable Agent, for the benefit of the Secured Parties, in the same form as so received (endorsed in a manner reasonably satisfactory to the Applicable Agent). Any and all money and other property paid over to or received by the Applicable Agent pursuant to the provisions of this paragraph (b) shall be retained by the Applicable Agent in an account to be established by the Applicable Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 4.02. After all Events of Default have been cured or waived and the Borrower has delivered to the Applicable Agent a certificate to that effect, the Applicable Agent shall promptly repay to each Pledgor (without interest) all dividends, interest, principal or other distributions that such Pledgor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 2.06 and that remain in such account.

(c)                                       Upon the occurrence and during the continuance of an Event of Default and after notice by the Applicable Agent to the relevant Pledgors of the Applicable Agent’s intention to exercise its rights hereunder, subject to applicable Requirements of Law, all rights of any Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 2.06, and the obligations of the Applicable Agent under paragraph (a)(ii) of this Section 2.06, shall cease, and all such rights shall thereupon become vested in the Applicable Agent, for the benefit of the Secured Parties, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that the Applicable Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Pledgors to exercise such rights. After all Events of Default have been cured or waived and the Borrower has delivered to the Applicable Agent a certificate to that effect, all rights of any Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 2.06, and the obligations of the Applicable Agent under paragraph (a)(ii) of this Section 2.06, shall in each case be reinstated.

(d)                                        Any notice given by the Applicable Agent to the Pledgors suspending their rights under paragraph (a) of this Section 2.06 (i) shall be in writing, (ii) may be given to one or more of the Pledgors at the same or different times and (iii) may suspend the rights of the Pledgors under paragraph (a)(i) or paragraph (a)(iii) in part without suspending all such rights (as specified by the Applicable Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Applicable Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

ARTICLE III.

Security Interests in Personal Property

SECTION 3.01.           Security Interest.

(a)                                         As security for the payment or performance, as the case may be, in full of the Obligations, each Pledgor hereby assigns and pledges to the Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in all right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Pledgor or in which such Pledgor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(i)                                          all Accounts;

(ii)                                       all Chattel Paper;

(iii)                                    all cash and Deposit Accounts;

(iv)                                   all Documents;

(v)                                      all Equipment;

(vi)                                   all Fixtures;

(vii)                                all General Intangibles;

(viii)                             Goods;

(ix)                                   all Instruments;

(x)                                      all Intellectual Property;

(xi)                                   all Inventory;

(xii)                                all Investment Property other than the Pledged Collateral;

(xiii)                             all Letters of Credit and Letter of Credit Rights;

(xiv)                            all minerals, oil, gas and As-Extracted Collateral;

(xv)                               all books and records pertaining to the Article 9 Collateral; and

(xvi)                            substitutions, replacements, accessions, products and proceeds (including insurance proceeds, licenses, royalties, income, payments, claims, damages and proceeds of suit) and to the extent not otherwise included, all proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any person with respect to any of the foregoing.

Notwithstanding anything to the contrary in any Credit Documents, this Agreement shall not constitute a grant of a security interest in (and the Article 9 Collateral shall not include) and the other provisions of the Credit Documents with respect to Collateral need not be satisfied with respect to (a) motor vehicles or other assets subject to certificates of title and commercial tort claims, (b) any assets over which the granting of security interests in such assets would be prohibited by an enforceable contractual obligation binding on the assets that existed at the time of the acquisition thereof and was not created or made binding on the assets in contemplation or in connection with the acquisition of such assets (except in the case of assets owned on the Acquisition Date or acquired after the Acquisition Date with Indebtedness of the type permitted pursuant to Section 6.03(b)(iv) of the Term Loan Agreement and any equivalent provision in the Indenture), applicable law or regulation (in each case, except to the extent such prohibition is unenforceable after giving effect to applicable provisions of the Uniform Commercial Code, other than proceeds thereof, the assignment of which is expressly deemed effective under the Uniform Commercial Code notwithstanding such prohibitions) or to the extent that such security interests would require obtaining the consent of any governmental authority or would result in materially adverse tax consequences as reasonably determined by the Borrower in writing delivered to the Collateral Agent, (c) those assets with respect to which, in the reasonable judgment of the Applicable Agent and the Borrower, evidenced in writing delivered to the Agent, the costs or other consequences of obtaining or perfecting such a security interest are excessive in view of the benefits to be obtained by the Secured Parties therefrom, (d) any Letter of Credit Rights (other than to the extent a Lien thereon can be perfected by filing a customary financing statement), (e) any Excluded Securities, (f) any Pledgor’s right, title or interest in any license, contract or agreement to which such Pledgor is a party or any of its right, title or interest thereunder to the extent, but only to the extent, that such a grant would violate the terms of applicable law or of such license, contract or agreement, or result in a breach of the terms of, or constitute a default under, any such license, contract or agreement to which such Pledgor is a party (other than to the extent that any such term would be rendered ineffective pursuant to Section 9-406, 9-407, 9-408 or 9-409 of the New York UCC or any other applicable law or regulation (including Title 11 of the United States Code) or principles of equity); provided that, immediately upon the ineffectiveness, lapse or termination of any such provision, the Collateral shall include, and such Pledgor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect, (g) any equipment or other asset owned by any Pledgor that is subject to a purchase money lien or a Capitalized Lease Obligation, in each case, as permitted under the Term Loan Agreement and the Indenture and not prohibited by any other Credit Document, if the contract or other agreement in which such Lien is granted (or the documentation providing for such Capitalized Lease Obligation) prohibits or requires the consent of any person other than the Pledgors as a condition to the creation of any other security interest on such equipment or asset and, in each case, such prohibition or requirement is permitted by under Term Loan Agreement and the Indenture and not prohibited by any other Credit Document, (h) any foreign collateral or credit support with respect to such foreign collateral (other than any such assets pledged pursuant to the Pledge Agreement), (i) any real property (owned or leased) or oil and gas properties (owned or leased) other than the Mortgaged Properties, and (j) any asset at any time that is not then subject to a Lien securing First-Priority Lien Obligations at such time (the foregoing clauses (a) through (j), the “Excluded Assets”). With respect to the Collateral, no control agreements or control arrangements will be required with respect to any Deposit Accounts, Securities Accounts, Commodity Contracts or any other asset, the perfection of a security interest in which specifically requires a control arrangement or control agreement (other than the delivery of Pledged Securities to the Applicable Agent to the extent required by Article II).

(b)                                      Each Pledgor hereby irrevocably authorizes the Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (i) whether such Pledgor is an organization, the type of organization and any organizational identification number issued to such Pledgor, (ii) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates and (iii) a description of collateral that describes such property in any other manner as the Agent may reasonably determine is necessary or advisable to ensure the perfection of the security interest in the Article 9 Collateral granted under this Agreement, including describing such property as “all assets” or “all property” or words of similar effect. Each Pledgor agrees to provide such information to the Agent promptly upon request.

The Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Pledgor, without the signature of any Pledgor, and naming any Pledgor or the Pledgors as debtors and the Agent as secured party.

(c)                                  The Security Interest is granted as security only and shall not subject the Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Pledgor with respect to or arising out of the Article 9 Collateral.

SECTION 3.02.         Representations and Warranties. The Pledgors jointly and severally represent and warrant to the Agent and the Secured Parties as of the Acquisition Date that:

(a)                                 Each Pledgor has good and valid rights in and title to the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval that has been obtained and is in full force and effect or has otherwise been disclosed herein, in the Term Loan Agreement and the Schedules thereto or in the First-Priority Lien Obligations Documents.

(b)                                 The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein, including the exact legal name of each Pledgor, is correct and complete, in all material respects, as of the Acquisition Date. Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Article 9 Collateral have been prepared by the Agent based upon the information provided to the Agent in the Perfection Certificate for filing in each governmental, municipal or other office specified in the Perfection Certificate (or specified by notice from the Borrower to the Agent after the Acquisition Date in the case of filings, recordings or registrations required by Section 6.16 of the Term Loan Agreement or any equivalent provision of each other Credit Document), and constitute all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Article 9 Collateral consisting of United States Patents, United States registered Trademarks and United States registered Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements or amendments. Each Pledgor represents and warrants that a fully executed agreement in the form hereof (or a short form hereof which form shall be reasonably acceptable to the Agent) containing a description of all Article 9 Collateral consisting of Intellectual Property with respect to registered United States Patents (and Patents for which registration applications are pending), registered United States Trademarks (and Trademarks for which registration applications are pending) and registered United States Copyrights (and Copyrights for which registration applications are pending) has been delivered to the Agent for recording with the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Agent, for the benefit of the Secured Parties, in respect of all Article 9 Collateral consisting of such Intellectual Property in which a security interest may be perfected by recording with the United States Patent and Trademark Office and the United States Copyright Office, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the Acquisition Date).

(c)                                  The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Obligations, (ii) subject to the filings described in Section 3.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform

Commercial Code or other applicable law in such jurisdictions and (iii) subject to Section 3.02(b), a security interest that shall be perfected in all Article 9 Collateral in which a security interest may be perfected upon the receipt and recording of this Agreement (or a short form hereof) with the United States Patent and Trademark Office and the United States Copyright Office, as applicable. The Security Interest is and shall be a second priority security interest, prior to any other Lien on any of the Article 9 Collateral, other than Liens in respect of the First-Priority Lien Obligations and any other Permitted Liens.

(d)                            The Article 9 Collateral is owned by the Pledgors free and clear of any Lien, other than Permitted Liens. None of the Pledgors has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Article 9 Collateral, (ii) any assignment in which any Pledgor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (iii) any assignment in which any Pledgor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Permitted Liens.

(e)                             Except as set forth in the Perfection Certificate, as of the Acquisition Date, all Accounts owned by the Pledgors have been originated by the Pledgors and all Inventory owned by the Pledgors has been acquired by the Pledgors in the ordinary course of business.

SECTION 3.03.         Covenants.

(a)                                 Each Pledgor agrees promptly (and in any event within 10 days thereof, or such longer period of time as may be agreed by the Applicable Agent) to notify the Agent in writing of any change (i) in its legal name, (ii) in its identity or type of organization or corporate structure, (iii) in its Federal Taxpayer Identification Number or organizational identification number or (iv) in its jurisdiction of organization. Each Pledgor agrees promptly to provide the Agent with certified organizational documents reflecting any of the changes described in the immediately preceding sentence. Each Pledgor agrees that if it effects or permits any change referred to in the first sentence of this paragraph (a) it will ensure that all filings have been made, or will have been made within any applicable statutory period, under the Uniform Commercial Code or otherwise that are required in order for the Agent at all times following such change to have a valid, legal and perfected second priority security interest (subject to Permitted Liens) in all the Article 9 Collateral, for the benefit of the Secured Parties. Each Pledgor agrees promptly to notify the Agent if any material portion of the Article 9 Collateral owned or held by such Pledgor is damaged or destroyed.

(b)                                 Subject to the rights of such Pledgor under the Credit Documents to dispose of Collateral, each Pledgor shall, at its own expense, use commercially reasonable efforts to defend title to the Article 9 Collateral against all persons and to defend the Security Interest of the Agent, for the benefit of the Secured Parties, in the Article 9 Collateral and the priority thereof against any Lien that is not a Permitted Lien.

(c)                                  Each Pledgor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement and the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith.

Without limiting the generality of the foregoing, each Pledgor hereby authorizes the Agent, with prompt notice thereof to the Pledgors, to supplement this Agreement by supplementing Schedule III or adding additional schedules hereto to specifically identify any asset or item that may constitute Copyrights, Patents, Trademarks, Copyright Licenses, Patent Licenses or Trademark Licenses; provided that any Pledgor shall have the right, exercisable within 90 days after it has been notified by the Agent of the specific identification of such Collateral, to advise the Agent in writing of any inaccuracy of the representations and warranties made by such Pledgor hereunder with respect to such Article 9 Collateral. Each Pledgor agrees that it will use its commercially reasonable efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Article 9 Collateral within 90 days after the date it has been notified by the Agent of the specific identification of such Article 9 Collateral.

(d)                                 (i) Following the First-Priority Lien Obligations Termination Date, and subject to the Senior Lien Intercreditor Agreement, after the occurrence of an Event of Default and during the continuance thereof, the Agent shall have the right to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Article 9 Collateral, including, in the case of Accounts or Article 9 Collateral in the possession of any third person, by contacting Account Debtors or the third person possessing such Article 9 Collateral for the purpose of making such a verification and each Pledgor shall furnish all such assistance and information as Agent may reasonably request in connection with any such verification. The Agent shall have the right to share any information it gains from such inspection or verification with any Secured Party.

(ii)                                       The Applicable Agent hereby authorizes each Pledgor to collect such Pledgor’s Accounts and the Applicable Agent may curtail or terminate said authority at any time after written notice is provided by the Applicable Agent to such Pledgor after the occurrence and during the continuance of an Event of Default.

(iii)                                    At the Applicable Agent’s written request at any time after the occurrence and during the continuance of an Event of Default, each Pledgor shall deliver to the Applicable Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Accounts, including all original orders, invoices and shipping receipts.

(e)                                  Following the First-Priority Lien Obligations Termination Date, and subject to the Senior Lien Intercreditor Agreement, at its option, the Agent may discharge any past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and that is not a Permitted Lien, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Pledgor fails to do so as required by the Term Loan Agreement, this Agreement or any other Credit Document, and each Pledgor jointly and severally agrees to reimburse the Agent on demand for any reasonable payment made or any reasonable expense incurred by the Agent pursuant to the foregoing authorization; provided, however, that nothing in this Section 3.03(e) shall be interpreted as excusing any Pledgor from the performance of, or imposing any obligation on the Agent or any Secured Party to cure or perform, any covenants or other promises of any Pledgor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Credit Documents.

(f)                                        Each Pledgor (rather than the Agent or any Secured Party) shall remain liable for the observance and performance of all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral and each Pledgor jointly and severally agrees to indemnify and hold harmless the Agent and the Secured Parties from and against any and all liability for such performance.

(g)                                       None of the Pledgors shall make or permit to be made an assignment, pledge or hypothecation of the Article 9 Collateral or shall grant any other Lien in respect of the Article 9 Collateral, except as not prohibited by any Credit Document. None of the Pledgors shall make or permit to be made any transfer of the Article 9 Collateral, except as not prohibited by any Credit Document. Notwithstanding the foregoing, if the Applicable Agent shall have notified the Grantors that an Event of Default under Section 7.01(a), (b), (f) or (g) of the Term Loan Agreement or any equivalent provision of any other Credit Document shall have occurred and be continuing, and during the continuance thereof, the Pledgors shall not sell, convey, lease, assign, transfer or otherwise dispose of any Article 9 Collateral to the extent requested by the Applicable Agent (which notice may be given by telephone if promptly confirmed in writing).

(h)                                      None of the Pledgors will, without the Applicable Agent’s prior written consent (which consent shall not be unreasonably withheld), grant any extension of the time of payment of any Accounts included in the Article 9 Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business and consistent with prudent business practices, except as not prohibited by the Credit Documents.

(i)                                          Each Pledgor irrevocably makes, constitutes and appoints the Applicable Agent (and all officers, employees or agents designated by the Applicable Agent) as such Pledgor’s true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Pledgor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Pledgor at any time or times shall fail to obtain or maintain any of the policies of insurance required by the Credit Documents or to pay any premium in whole or part relating thereto, the Applicable Agent may, without waiving or releasing any obligation or liability of the Pledgors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Applicable Agent reasonably deems advisable. All sums disbursed by the Applicable Agent in connection with this Section 3.03(i), including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Pledgors to the Applicable Agent and shall be additional Obligations secured hereby.

SECTION 3.04.    Other Actions. In order to further ensure the attachment, perfection and priority of, and the ability of the Agent to enforce, for the benefit of the Secured Parties, the Agent’s security interest in the Article 9 Collateral, each Pledgor agrees, in each case at such Pledgor’s own expense, to take the following actions with respect to the following Article 9 Collateral:

(a)                            Instruments and Tangible Chattel Paper. If any Pledgor shall at any time own or acquire any Instruments or Tangible Chattel Paper evidencing an amount in excess of $15,000,000, such Pledgor shall promptly (and in any event within 30 days of its acquisition (or such longer period as the Agent may agree to)) notify the Applicable Agent and promptly endorse, assign and deliver the same to the Applicable Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Applicable Agent may from time to time reasonably request.

SECTION 3.05.    Covenants Regarding Patent, Trademark and Copyright Collateral. Except as not prohibited by any Credit Documents:

(a)                            Each Pledgor agrees that it will not knowingly do any act or omit to do any act (and will exercise commercially reasonable efforts to prevent its licensees from doing any act or omitting to do any act) whereby any Patent material to the normal conduct of such Pledgor’s business may become prematurely invalidated or dedicated to the public, and agrees that it shall take commercially reasonable steps with respect to any material products covered by any such Patent as necessary and sufficient to establish and preserve its rights under applicable patent laws.

(b)                            Each Pledgor will, and will use its commercially reasonable efforts to cause its licensees or its sublicensees to, for each Trademark material to the normal conduct of such Pledgor’s business, (i) maintain such Trademark in full force free from any adjudication of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of federal or foreign registration or claim of trademark or service mark as required under applicable law and (iv) not knowingly use or knowingly permit its licensees’ use of such Trademark in violation of any third-party rights.

(c)                             Each Pledgor will, and will use its commercially reasonable efforts to cause its licensees or its sublicensees to, for each work covered by a material Copyright necessary to the normal conduct of such Pledgor’s business that it publishes, displays and distributes, use copyright notice as required under applicable copyright laws.

(d)                            Each Pledgor shall notify the Applicable Agent promptly if it knows that any Patent, Trademark or Copyright material to the normal conduct of such Pledgor’s business may imminently become prematurely abandoned, lost or dedicated to the public, or of any materially adverse determination or development, excluding office actions and similar determinations or developments, in the United States Patent and Trademark Office, United States Copyright Office, any court or any similar office of any country, regarding such Pledgor’s ownership of any such material Patent, Trademark or Copyright or its right to register or to maintain the same.

(e)                                  Each Pledgor, either itself or through any agent, employee, licensee or designee, shall (i) inform the Agent on an annual basis on or about the time of delivery of financial statements for such year (commencing with the financial statements for the fiscal year ended December 31, 2012) of each application by itself, or through any agent, employee, licensee or designee, for any Patent with the United States Patent and Trademark Office and each registration of any Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any comparable office or agency in any other country filed during the preceding twelve-month period, and (ii) upon the reasonable request of the Agent, execute and deliver any and all agreements, instruments, documents and papers as the Agent may reasonably request to evidence the Agent’s security interest in such Patent, Trademark or Copyright.

(f)                                   Each Pledgor shall exercise its reasonable business judgment consistent with the practice in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any comparable office or agency in any other country with respect to maintaining and pursuing each material application relating to any Patent, Trademark and/or Copyright (and obtaining the relevant grant or registration) material to the normal conduct of such Pledgor’s business and to maintain (i) each issued Patent and (ii) the registrations of each Trademark and each Copyright that is material to the normal conduct of such Pledgor’s business, including, when applicable and necessary in such Pledgor’s reasonable business judgment, timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if any Pledgor believes necessary in its reasonable business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

(g)                                  In the event that any Pledgor knows or has reason to know that any Article 9 Collateral consisting of a Patent, Trademark or Copyright material to the normal conduct of its business has been materially infringed, misappropriated or diluted by a third party, such Pledgor shall promptly notify the Applicable Agent and shall, if such Pledgor deems it necessary in its reasonable business judgment, promptly sue and recover any and all damages, and take such other actions as are reasonably appropriate under the circumstances.

(h)                                 Upon and during the continuance of an Event of Default, at the request of the Applicable Agent, each Pledgor shall use commercially reasonable efforts to obtain all requisite consents or approvals from the licensor under each Copyright License, Patent License or Trademark License to effect the assignment of all such Pledgor’s right, title and interest thereunder to (in the Applicable Agent’s sole discretion) the designee of the Applicable Agent or the Applicable Agent.

ARTICLE IV.

Remedies

SECTION 4.01.         Remedies upon Default. Subject to the Senior Lien Intercreditor Agreement, the Pari Passu Intercreditor Agreement and applicable Requirements of Law, upon the occurrence and during the continuance of an Event of Default, each Pledgor agrees to deliver each item of Collateral to the Applicable Agent on demand, and it is agreed that the Applicable Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Article 9 Collateral by the applicable Pledgors to the Applicable Agent or to license or sub-license, whether general, special or otherwise, and whether on an exclusive or a nonexclusive basis, any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Applicable Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers thereunder cannot be obtained) and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Article 9 Collateral and without liability for trespass to the applicable Pledgor to enter any premises where the Article 9 Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and, generally, to exercise any and all rights afforded to a secured party under the applicable Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Pledgor agrees that the Agent shall have the right, subject to the requirements of applicable law and subject to the terms and conditions of the Senior Lien Intercreditor Agreement and the Pari Passu Intercreditor Agreement, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Agent shall deem appropriate. The Agent shall be authorized in connection with any sale of a security (if it deems it advisable to do so) pursuant to the foregoing to restrict the prospective bidders or purchasers to persons who represent and agree that they are purchasing such security for their own account, for investment, and not with a view to the distribution or sale thereof. Upon consummation of any such sale of Collateral pursuant to this Section 4.01, the Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives and releases (to the extent permitted by law) all rights of redemption, stay, valuation and appraisal that such Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Agent shall give the applicable Pledgors 10 days’ written notice (which each Pledgor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Agent’s intention to make any sale of Collateral. At any such sale, the Collateral, or the portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Agent may (in its sole and absolute discretion) determine. The Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In the case of any sale of all or any part of the Collateral made on credit or for future delivery, the Collateral so sold may be retained by the Agent until the sale price is paid by the purchaser or purchasers thereof, but the Agent shall not incur any liability in the event that any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may be sold again upon notice given in accordance with provisions above. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section 4.01, any Secured Party may bid for or purchase for cash, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Pledgor (all such rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Pledgor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Agent shall be free to carry out such sale pursuant to such agreement and no Pledgor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. To the extent provided in this Section 4.01, any sale that complies with such provisions shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

SECTION 4.02.         Application of Proceeds. Subject to the terms of the Senior Lien Intercreditor Agreement and Pari Passu Intercreditor Agreement, upon the occurrence and during the continuance of an Event of Default, the Agent shall promptly apply the proceeds, moneys or balances of any collection or sale of Collateral, as well as any Collateral consisting of cash, in accordance with Section 2.01 of the Pari Passu Intercreditor Agreement.

The Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon the request of the Agent prior to any distribution under this Section 4.02, each Authorized Representative shall provide to the Agent certificates, in form and substance reasonably satisfactory to the Agent, setting forth the respective amounts referred to in this Section 4.02, that each applicable Secured Party or their Authorized Representative believes it is entitled to receive, and the Agent shall be fully entitled to rely on such certificates. Upon any sale of Collateral by the Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Agent or such officer or be answerable in any way for the misapplication thereof.

SECTION 4.03.         Grant of License to Use Intellectual Property. For the purpose of enabling the Agent to exercise rights and remedies under this Agreement at such time as the Agent shall be lawfully entitled to exercise such rights and remedies, each Pledgor grants (such grant effective solely after the occurrence and during the continuance of an Event of Default) to (in the Agent’s sole discretion) a designee of the Applicable Agent or the Agent, for the benefit of the Secured Parties, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to any Pledgor) to use, license or sublicense any of the Article 9 Collateral consisting of Intellectual Property now owned or hereafter acquired by such Pledgor, wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof, the right to prosecute and maintain all Intellectual Property and the right to sue for past infringement of the Intellectual Property; provided, however, that nothing in this Section 4.03 shall require Pledgors to grant any license that is prohibited by any rule of law, statute or regulation, or is prohibited by, or constitutes a breach or default under or results in the termination of, any contract, license, instrument or other agreement with an unaffiliated third party, to the extent not prohibited by the Credit Documents, with respect to such Intellectual Property Collateral; and provided, further, that such licenses to be granted hereunder with respect to Trademarks shall be subject to the maintenance of quality standards with respect to the goods and services on which such Trademarks are used sufficient to preserve the validity of such Trademarks. For the avoidance of doubt, the use of such license by the Agent may be exercised, at the option of the Agent, only during the continuation of an Event of Default after the First-Priority Lien Obligations Termination Date. Furthermore, each Pledgor hereby grants to the Applicable Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of any Event of Default, any document which may be required by the United States Copyright Office or the United States Patent and Trademark Office or any state office in order to effect an absolute assignment of all right, title and interest in each Patent, Trademark or Copyright, and to record the same.

SECTION 4.04.         Securities Act, etc. In view of the position of the Pledgors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar federal statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder. Each Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Applicable Agent if the Applicable Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Applicable Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Pledgor acknowledges and agrees that in light of such restrictions and limitations, the Applicable Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws or, to the extent applicable, Blue Sky or other state securities laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Applicable Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Applicable Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 4.04 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Applicable Agent sells.

ARTICLE V.

Miscellaneous

SECTION 5.01.         Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.02 of the Term Loan Agreement (whether or not then in effect), as such address may be changed by written notice to the Agent and the Borrower. All communications and notices hereunder to any Pledgor shall be given to it in care of the Borrower, with such notice to be given as provided in Section 9.02 of the Term Loan Agreement (whether or not then in effect).

SECTION 5.02.         Security Interest Absolute. All rights of the Agent hereunder, the Security Interest, the security interest in the Pledged Collateral and all obligations of each Pledgor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Term Loan Agreement, any other Credit Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Term Loan Agreement, any other Credit Document, or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Pledgor in respect of the Obligations or this Agreement (other than a defense of payment or performance).

SECTION 5.03.         Limitation by Law. All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable Requirements of Law, and all the provisions of this Agreement are intended to be subject to all applicable Requirements of Law that may be controlling and to be limited to the extent necessary so that they shall not render this Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law or regulation.

SECTION 5.04.         Binding Effect; Several Agreement. This Agreement shall become effective as to any party to this Agreement when a counterpart hereof executed on behalf of such party shall have been delivered to the Agent and a counterpart hereof shall have been executed on behalf of the Agent, and thereafter shall be binding upon such party and the Agent and their respective permitted successors and assigns, and shall inure to the benefit of such party, the Agent and the other Secured Parties and their respective permitted successors and assigns, except that no party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as not prohibited by this Agreement, the Term Loan Agreement or any other Credit Document. This Agreement shall be construed as a separate agreement with respect to each party and may be amended, modified, supplemented, waived or released in accordance with Section 5.09.

SECTION 5.05.           Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Pledgor or the Agent that are contained in this Agreement shall bind and inure to the benefit of their respective permitted successors and assigns. The Agent hereunder shall at all times be the same person that is the “Second Lien Agent” under the Pari Passu Intercreditor Agreement. Written notice of resignation by the “Second Lien Agent” pursuant to the Pari Passu Intercreditor Agreement shall also constitute notice of resignation as the Agent under this Agreement. Upon the acceptance of any appointment as the “Second Lien Agent” under the Pari Passu Intercreditor Agreement by a successor “Second Lien Agent”, that successor “Second Lien Agent” shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent pursuant hereto.

SECTION 5.06.         Agent’s Fees and Expenses; Indemnification.

(a)                                      The parties hereto agree that the Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 9.05 of the Term Loan Agreement, and any equivalent provision of any other Credit Document and the Pari Passu Intercreditor Agreement.

(b)                                      Without limitation of its indemnification obligations under the other Credit Documents, each Pledgor jointly and severally agrees to indemnify the Agent, the Term Loan Agent, the Trustee and each Affiliate of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements (limited to not more than one counsel, plus, if necessary, one local counsel per jurisdiction) (except the allocated costs of in-house counsels), incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, (i) the execution or delivery of this Agreement or any other Credit Document or any agreement or instrument contemplated hereby or thereby the performance by the parties hereto and thereto of their respective obligations thereunder or the consummation of the transactions contemplated hereby (including in connection with the appointment of any successor Agent in accordance with the applicable Credit Documents and in connection with any filings, registrations or any other actions to be taken to reflect the security interest of such successor Agent), (ii) the use of proceeds of the Term Loans, the Notes or any Other Second-Priority Lien Obligations or (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, or to the Collateral, whether or not any Indemnitee is a party thereto and regardless of whether such matter is initiated by a third party or any Pledgor; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses have resulted from the gross negligence, bad faith or willful misconduct of the party to be indemnified or any of its Related Parties as determined by a final non-appealable judgment of a court of competent jurisdiction.

(c)                                  Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 5.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Credit Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Credit Document, or any investigation made by or on behalf of the Agent or any other Secured Party. All amounts due under this Section 5.06 shall be payable within fifteen days of written demand therefor.

SECTION 5.07.         Agent Appointed Attorney-in-Fact. Subject to the terms of the Senior Lien Intercreditor Agreement and Pari Passu Intercreditor Agreement, each Pledgor hereby appoints the Agent the attorney-in-fact of such Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, subject to applicable Requirements of Law and the Senior Lien Intercreditor Agreement, the Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Agent’s name or in the name of such Pledgor, (a) to receive, endorse, assign or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof, (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral; (d) to sign the name of any Pledgor on any invoice or bill of lading relating to any of the Collateral; (e) to send verifications of Accounts to any Account Debtor; (f) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (g) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (h) to notify, or to require any Pledgor to notify, Account Debtors to make payment directly to the Agent; and (i) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Pledgor for any act or failure to act hereunder, except for their own or their Related Parties’ gross negligence or willful misconduct.

SECTION 5.08.         GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 5.09.         Waivers; Amendment.

(a)                                      No failure or delay by the Agent, any Lender or any other Secured Party in exercising any right, power or remedy hereunder or under any other Credit Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy, or any abandonment or discontinuance of steps to enforce such a right, power or remedy, preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies of the Agent, the Lenders or any other Secured Party hereunder and under the other Credit Documents are cumulative and are not exclusive of any rights, powers or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Credit Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 5.09, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances.

(b)                                      Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Agent and the Credit Party or Credit Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.01 of the Term Loan Agreement, Article IX of the Indenture and any equivalent provision in each applicable other Credit Document and except as otherwise provided in the Senior Lien Intercreditor Agreement and Pan Passu Intercreditor Agreement. The Agent may conclusively rely on a certificate of an officer of the Borrower as to whether any amendment contemplated by this Section 5.09(b) is permitted.

(c)                                       For the purpose of Section 5.09(b) above, the Agent shall be entitled to rely upon (i) written confirmation from the agent managing the solicitation of consents, provided by the Trustee, as to the receipt of valid consents from the Holders of at least a majority in aggregate principal amount of all outstanding Notes to amend this Agreement (or two-thirds in aggregate principal amount of all outstanding Notes if required by the Indenture), and (ii) any document believed by it to be genuine and to have been signed or presented by the proper person and the Agent need not investigate any fact or matter stated in the document. At any time that the Borrower desires that this Agreement be amended as provided in Section 5.09(b) above, the Borrower shall deliver to the Agent a certificate signed by an officer of the Borrower stating that the amendment of this Agreement is permitted pursuant to Section 5.09(b) above. If requested by the Agent (although the Agent shall have no obligation to make any such request), the Borrower shall furnish to the Agent copies of officers’ certificates and legal opinions delivered to the Trustee in connection with any amendment to the Indenture affecting the operation of this Section 5.09. The Agent shall not be liable for any action it takes or omits to take in good faith in reliance on such certificates or opinions.

SECTION 5.10.         Severability. In the event any one or more of the provisions contained in this Agreement or in any other Credit Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 5.11.         Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective as provided in Section 5.04. Delivery of an executed counterpart to this Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually signed original.

SECTION 5.12.         Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 5.13.         Termination or Release.

(a)                                      Subject to any applicable terms of the Pari Passu Intercreditor Agreement, this Agreement, the pledges made herein and all other security interests granted hereby, and all other Security Documents securing the Obligations, shall automatically terminate and/or be released all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the applicable Pledgors, upon the Discharge of First- Priority Lien Obligations and the concurrent release of all other Liens on the collateral (except cash collateral in respect of any letters of credit) or assets securing the First-Priority Lien Obligations (including all commitments and letters of credit thereunder); provided, however, that if any Pledgor subsequently incurs First-Priority Lien Obligations that are secured by Liens on property or assets of a Pledgor of the type constituting the RBL Priority Collateral and the related Liens are incurred in reliance on clause (6)(B) or (6)(C) of the definition of “Permitted Liens” in the Term Loan Agreement, the equivalent provisions in the Indenture and any equivalent provision in any other Credit Document, then the Pledgors will be required to reinstitute the security arrangements hereunder with respect to the RBL Priority Collateral, and then Liens securing the Obligations will be second priority Liens on the RBL Priority Collateral securing such First- Priority Lien Obligations to the same extent provided by the Security Documents and subject to the Senior Lien Intercreditor Agreement or an intercreditor agreement that provides the Agent, the Secured Parties and the holders of such new First-Priority Lien Obligations substantially the same rights and obligations as afforded under the Senior Lien Intercreditor Agreement. Notwithstanding the foregoing, if an Event of Default exists on the First-Priority Lien Obligations Termination Date, the second priority Liens on the RBL Priority Collateral granted hereunder will not be released, except to the extent the RBL Priority Collateral or any portion thereof was disposed of in order to repay the First-Priority Lien Obligations secured by the RBL Priority Collateral, and thereafter the Agent will have the right to foreclose or direct the Applicable First Lien Agent to foreclose upon the RBL Priority Collateral (but in such event, the Liens on the RBL Priority Collateral securing the Obligations will be released when such Event of Default and all other Events of Default cease to exist).

(b)                                      A Subsidiary Party shall automatically be released from its obligations hereunder and the security interests in the Collateral of such Subsidiary Party shall be automatically released upon the consummation of any transaction not prohibited by any Credit Document as a result of which such Subsidiary Party ceases to be a Restricted Subsidiary or such Subsidiary is released from its Subsidiary Guarantee and from its Subsidiary guarantees of all Credit Documents or otherwise ceases to be a Subsidiary Guarantor, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to such Subsidiary Party.

(c)                                       (i) Upon any sale or other transfer by any Pledgor of any Collateral that is not prohibited by any Credit Document to any person that is not a Pledgor (including in connection with a Casualty Event), or (ii) upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 9.01 of the Term Loan Agreement and any equivalent provision of each applicable other Credit Document, the security interest in such Collateral shall be automatically released, all without delivery of any instrument or performance of any act by any party.

(d)                                      If any of the Collateral shall become subject to the release provision set forth in Section 2.05(a) of the Senior Lien Intercreditor Agreement, such Collateral shall be automatically released from the security interest in such Collateral to the extent provided therein.

(e)                                       This Agreement, the pledges made herein, the Security Interest and all other security interests granted hereby, and all other Security Documents securing the Obligations, shall automatically terminate and/or be released all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the applicable Pledgors, as of the date when all the Obligations (other than contingent or unliquidated obligations or liabilities not then due) have been paid in full in cash or immediately available funds.

(f)                                        The security interest securing Term Loan Obligations will be released as provided in Section 9.19 of the Term Loan Agreement, the security interest securing Indenture Obligations will be released as provided in Section 11.04 of the Indenture, and the security interest securing any Other Second-Priority Lien Obligations will be released as provided in the applicable Other Second-Priority Lien Documents.

(g)                                       In connection with any termination or release pursuant to paragraph (a), (b), (c), (d), (e) or (f) of this Section 5.13, the Agent shall execute and deliver to any Pledgor, at such Pledgor’s expense, all documents that such Pledgor shall reasonably request to evidence such termination or release (including, without limitation, UCC termination statements), and will duly assign and transfer to such Pledgor, such of the Pledged Collateral that may be in the possession of the Agent and has not theretofore been sold or otherwise applied or released pursuant to this Agreement. Any execution and delivery of documents pursuant to this Section 5.13 shall be without recourse to or warranty by the Agent. In connection with any release pursuant to paragraph (a), (b), (c), (d), (e) or (f) above, the Pledgors shall be permitted to take any action in connection therewith consistent with such release including, without limitation, the filing of UCC termination statements. Upon the receipt of any necessary or proper instruments of termination, satisfaction or release prepared by the Borrower, the Agent shall execute, deliver or acknowledge such instruments or releases to evidence the release of any Collateral permitted to be released pursuant to this Agreement or the Security Documents or the Senior Lien Intercreditor Agreement.

SECTION 5.14.         Additional Subsidiaries. Upon execution and delivery by the Agent and any Subsidiary that is required to become a party hereto by Section 6.09 of the Term Loan Agreement, Section 4.11 of the Indenture or any equivalent provision of any other Credit Document of an instrument in the form of Exhibit I hereto, such Subsidiary shall become a Subsidiary Party hereunder with the same force and effect as if originally named as a Subsidiary Party herein. The execution and delivery of any such instrument shall not require the consent of any other party to this Agreement. The rights and obligations of each party to this Agreement shall remain in full force and effect notwithstanding the addition of any new party to this Agreement.

SECTION 5.15.         Subject to Senior Lien Intercreditor Agreement and Pari Passu Intercreditor Agreement.

Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the Agent pursuant to this Agreement are expressly subject and subordinate to the liens and security interests granted to the RBL Facility Agent pursuant to the Collateral Agreement, dated as of May 24, 2012 (as amended, amended and restated, supplemented or otherwise modified from time to time), from the “Pledgors” and “Grantors” referred to therein, in favor of the RBL Facility Agent, as collateral agent for the secured parties referred to therein, and (ii) the exercise of any right or remedy by the Agent hereunder or the application of proceeds (including insurance proceeds and condemnation proceeds) of any Collateral are subject to the limitations and provisions of the Senior Lien Intercreditor Agreement and Pari Passu Intercreditor Agreement. In the event of any conflict between the terms of the Senior Lien Intercreditor Agreement or Pari Passu Intercreditor Agreement and the terms of this Agreement, the terms of the Senior Lien Intercreditor Agreement or Pari Passu Intercreditor Agreement, as applicable, shall govern.

SECTION 5.16.         First-Priority Lien Obligations Documents.

The Agent acknowledges and agrees, on behalf of itself and any Secured Party, that any provision of this Agreement to the contrary notwithstanding, until the First-Priority Lien Obligations Termination Date, the Pledgors shall not be required to act or refrain from acting pursuant to the Security Documents or with respect to any Collateral on which the Applicable First Lien Agent has a Lien superior in priority to the Agent’s Lien thereon in any manner that would result in a default under the terms and provisions of the First-Priority Lien Obligations Documents.

SECTION 5.17.         Other Second-Priority Lien Obligations. On or after the date hereof and so long as such obligations are not prohibited by any Credit Document then in effect, the Borrower may from time to time designate obligations in respect of Indebtedness to be secured on a pari passu basis with the Obligations as Other Second-Priority Lien Obligations hereunder and under the other Security Documents by delivering to the Agent and each Authorized Representative (a) a certificate signed by an Authorized Officer of the Borrower (i) identifying the obligations so designated and the initial aggregate principal amount or face amount thereof, (ii) stating that such obligations are designated as Other Second-Priority Lien Obligations for purposes hereof and of the other Security Documents, (iii) representing that such designation of such obligations as Other Second-Priority Lien Obligations complies with the terms of the Term Loan Agreement, the Indenture and any other Credit Document then in effect, (iv) specifying the name and address of the Authorized Representative for such obligations and (v) identifying the documents to be designated as the related Other Second-Priority Lien Obligations Documents and Other Second Lien Agreements (as defined in the Pari Passu Intercreditor Agreement) and (b) a fully executed Other Second-Priority Lien Obligations Secured Party Joinder Agreement. The Agent and each Authorized Representative agree that upon the satisfaction of all conditions set forth in the preceding sentence, the Agent shall act as agent under and subject to the terms of the Security Documents for the benefit of all Secured Parties, including without limitation, any Secured Parties that hold any such Other Second-Priority Lien Obligations, and the Agent and each Authorized Representative agree to the appointment, and acceptance of the appointment, of the Agent as agent for the holders of such Other Second-Priority Lien Obligations as set forth in each Other Second-Priority Lien Obligations Secured Party Joinder Agreement and agree, on behalf of itself and each Secured Party it represents, to be bound by this Agreement, the other Security Documents, the Senior Lien Intercreditor Agreement and the Pari Passu Intercreditor Agreement.

SECTION 5.18.         WAIVER OF JURY TRIAL.

EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.18.

SECTION 5.19.         Jurisdiction; Consent to Service of Process.

(a)                                      Each party to this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Credit Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Agent or any Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or any other Credit Document against any Pledgor, or its properties, in the courts of any jurisdiction.

(b)                                      Each party to this Agreement hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Credit Document in any New York State or federal court of the

United States of America sitting in New York County, and any appellate court from any thereof. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c)                                  Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 5.01. Nothing in this Agreement or any other Credit Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

EP ENERGY LLC (f/k/a EVEREST ACQUISITION LLC)

EVEREST ACQUISITION FINANCE INC.

EP ENERGY GLOBAL LLC (f/k/a EP ENERGY, L.L.C)

EP ENERGY PREFERRED HOLDINGS COMPANY, L.L.C. (f/k/a EL PASO PREFERRED HOLDINGS COMPANY)

MBOW FOUR STAR, L.L.C. (f/k/a MBOW FOUR STAR CORPORATION)

EP ENERGY MANAGEMENT, L.L.C. (f/k/a EL PASO EXPLORATION & PRODUCTION MANAGEMENT, INC.)

EL PASO PRODUCTION OIL & GAS GATHERING COMPANY, L.L.C.

EL PASO PRODUCTION RESALE COMPANY, L.L.C.

EL PASO E&P COMPANY, L.P.

CRYSTAL E&P COMPANY, L.L.C.

By:	/s/ Kyle McCuen
Name: Kyle McCuen
Title: Vice President & Treasurer

Signature Page to the Collateral Agreement (Second Lien)

EPE NOMINEE CORP.

By:	/s/ Kyle McCuen
Name: Kyle McCuen
Title: Vice President & Treasurer

Signature Page to the Collateral Agreement (Second Lien)

EL PASO BRAZIL, L.L.C.

By:	/s/ Antonio J. de Pinho
Name: Antonio J. de Pinho
Title: President

Signature Page to the Collateral Agreement (Second Lien)

CITIBANK, N.A., as Collateral Agent

By:	/s/ Mohammed S. Baabde
Name: Mohammed S. Baabde
Title: Vice President

Signature Page to the Collateral Agreement (Second Lien)

Exhibit I

to the Collateral Agreement

SUPPLEMENT NO.                                      dated as of                   (this “Supplement”), to the Collateral Agreement dated as of May 24, 2012 (as heretofore amended and/or supplemented, the “Collateral Agreement”), among EPE HOLDINGS LLC, a Delaware limited liability company (“Holdings”), EP ENERGY LLC, a Delaware limited liability company (the “Borrower”), each Subsidiary Party party thereto and JPMORGAN CHASE BANK, N.A., as Collateral Agent (in such capacity, the “Agent”) for the Secured Parties.

A.                               Reference is made to the Credit Agreement dated as of May 24, 2012 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the Borrower, the Lenders party thereto from time to time, the Agent and the other parties named therein.

B.                               Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Collateral Agreement referred to therein.

C.                               The Pledgors have entered into the Collateral Agreement in order to induce the Lenders to make Loans and each Issuing Bank to issue Letters of Credit. Section 5.14 of the Collateral Agreement provides that additional Subsidiaries may become Subsidiary Parties under the Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Party under the Collateral Agreement in order to induce the Lenders to make additional Loans and each Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Agent and the New Subsidiary agree as follows:

SECTION 1.                          In accordance with Section 5.14 of the Collateral Agreement, the New Subsidiary by its signature below becomes a Subsidiary Party and a Pledgor under the Collateral Agreement with the same force and effect as if originally named therein as a Subsidiary Party and a Pledgor, and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it as a Subsidiary Party and Pledgor thereunder and (b) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct in all material respects on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Obligations, does hereby create and grant to the Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and Lien on all the New Subsidiary’s right, title and interest in and to the Collateral of the New Subsidiary. Each reference to a “Subsidiary Party” or a “Pledgor” in the Collateral Agreement shall be deemed to include the New Subsidiary. The Collateral Agreement is hereby incorporated herein by reference.

SECTION 2.                          The New Subsidiary represents and warrants to the Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

SECTION 3.                          This Supplement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. This Supplement shall become effective when the Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary. Delivery of an executed signature page to this Supplement by facsimile or electronic transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4.                          The New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of all the Pledged Stock and Pledged Debt Securities of the New Subsidiary as of the date hereof, (b) set forth on Schedule II attached hereto is a true and correct schedule of all Intellectual Property constituting United States registered Trademarks, Patents and Copyrights as of the date hereof and (c) set forth under its signature hereto, is the true and correct legal name of the New Subsidiary, its jurisdiction of formation and organizational ID number as of the date hereof.

SECTION 5.                          Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.

SECTION 6.                       THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.                          In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Collateral Agreement shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8.                          All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the Collateral Agreement.

SECTION 9.                          The New Subsidiary agrees to reimburse the Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, disbursements and other charges of counsel for the Agent.

2

IN WITNESS WHEREOF, the New Subsidiary has duly executed this Supplement to the Collateral Agreement as of the day and year first above written.

[Name of New Subsidiary]

By:
Name:
Title:

3

Schedule I
to Supplement No. to the
Collateral Agreement

Pledged Collateral of the New Subsidiary

EQUITY INTERESTS

Number of Issuer		Number and Class of	Percentage of
Certificate	Registered Owner	Equity Interests	Equity Interests

DEBT SECURITIES

Issuer	Principal Amount	Date of Note	Maturity Date

Schedule II
to Supplement No. to the
Collateral Agreement

Intellectual Property of the New Subsidiary

EXECUTION VERSION

PERFECTION CERTIFICATE

Reference is hereby made to that certain Collateral Agreement of even date herewith (the “Collateral Agreement”) by and among EPE HOLDINGS LLC, a Delaware limited liability company (“Holdings”), as a Pledgor, EP ENERGY LLC, a Delaware limited liability company (the “Borrower”), certain Subsidiaries of the Borrower party thereto (together with the Borrower, the “Grantors”) and JPMorgan Chase Bank, N.A. (the “Collateral Agent”). Capitalized terms used but not defined herein shall have the meanings assigned in the Collateral Agreement.

The undersigned hereby certify to the Collateral Agent as follows:

1.             Names and Locations. Schedule I sets forth, as of the Closing Date: (a) for each Grantor and Holdings, (i) its full legal name (including all other legal names used by it during the past five years, together with the date of the relevant name change), (ii) to its knowledge, all trade names or other names under which it currently conducts business, (iii) its type of organization or corporate structure, (iv) its jurisdiction of incorporation or formation, (v) its Federal Taxpayer Identification Number, (vi) its organizational identification number, if any, and (vii) the address of its chief executive office; and (b) the appropriate filing offices for Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Article 9 Collateral, as contemplated under the Collateral Agreement.

2.             Pledged Stock. Schedule II sets forth, as of the Closing Date: (a) (i) for Holdings, the Equity Interests in the Borrower, and (ii) for each Grantor, the Equity Interests in each Material Subsidiary that is a Domestic Subsidiary directly owned by it, which Equity Interests set forth in clause (a) constitute Pledged Stock; and (b) the debt securities currently issued to any Grantor, which debt securities set forth in clause (b) constitute Pledged Debt Securities.

3.             Intellectual Property. Schedule III sets forth, as of the Closing Date, for each Grantor, as owned by such Grantor: (a) all registrations and applications for registration of any Copyright in the United States or any other country; (b) all patents of the United States or the equivalent thereof in any other country, and all applications for patents of the United States or the equivalent thereof in any other country; and (c) all trademarks, service marks, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, all registrations thereof (if any), and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all renewals thereof.

4.             Accounts and Inventory. Except as set forth on Schedule IV, all Accounts owned by the Grantors have been originated by the Grantors and all Inventory owned by the Grantors has been acquired by the Grantors in the ordinary course of business.

5.             Letters of Credit. Schedule V sets forth a true and correct list of all Letters of Credit issued in favor of each Grantor, as beneficiary thereunder.

[The Remainder of this Page has been intentionally left blank]

IN WITNESS WHEREOF, we have hereunto signed this Perfection Certificate as of this 24th day of May, 2012.

EPE HOLDINGS LLC

By:	/s/ Kyle McCuen
Name: Kyle McCuen
Title: Vice President

EP ENERGY LLC (f/k/a EVEREST ACQUISITION LLC)

EVEREST ACQUISITION FINANCE INC.

EP ENERGY GLOBAL LLC (f/k/a EP ENERGY, L.L.C)

EP ENERGY PREFERRED HOLDINGS COMPANY, L.L.C. (f/k/a EL PASO PREFERRED HOLDINGS COMPANY)

MBOW FOUR STAR, L.L.C. (f/k/a MBOW FOUR STAR CORPORATION)

EP ENERGY MANAGEMENT, L.L.C. (f/k/a EL PASO EXPLORATION & PRODUCTION MANAGEMENT, INC.)

EL PASO PRODUCTION OIL & GAS GATHERING COMPANY, L.L.C.

EL PASO PRODUCTION RESALE COMPANY, L.L.C.

EL PASO E&P COMPANY, L.P.

CRYSTAL E&P COMPANY, L.L.C.

By:	/s/ Kyle McCuen
Name:	Kyle McCuen
Title:	Vice President and Treasurer

Signature Page to Perfection Certificate (First Lien)

EPE NOMINEE CORP.

By:	/s/ Kyle McCuen
Name:	Kyle McCuen
Title:	Vice President & Treasurer

Signature Page to Perfection Certificate (First Lien)

EL PASO BRAZIL, L.L.C

By:	/s/ Antonio J. de Pinho
Name:	Antonio J. de Pinho
Title:	President

Signature Page to Perfection Certificate (First Lien)

Perfection Certificate - Collateral Agreement

EPE Holdings, EP Energy, JPMorgan

Schedule I

Holdings and Grantors

				State of
		Trade	Type of	Incorporation /			Chief Executive
	Name of Entity	Name	Organization	Formation	EIN	Organizational ID	Office
1.	EPE Holdings LLC	None	Limited Liability Company	Delaware	45-4870925	5129541	c/o EP Energy Global LLC, 1001 Louisiana St., Houston, TX 77002

2.	EP Energy LLC (f/k/a Everest Acquisition LLC)	None	Limited Liability Company	Delaware	45-4871021	5129536	c/o EP Energy Global LLC, 1001 Louisiana St., Houston, TX 77002

3.	Everest Acquisition Finance Inc.	None	Corporation	Delaware	45-4870996	5129542	1001 Louisiana St., Houston, TX 77002

4.	EP Energy Global LLC (f/k/a EP Energy, L.L.C.)	None	Limited Liability Company	Delaware	76-0637534	3136209	1001 Louisiana St., Houston, TX 77002

5.	El Paso Brazil, L.L.C.(1)	None	Limited Liability Company	Delaware	45-3953911	3522643	1001 Louisiana St., Houston, TX 77002

6.	EP Energy Preferred Holdings Company, L.L.C. (f/k/a El Paso Preferred Holdings Company)	None	Limited Liability Company	Delaware	72-1543718	3522642	1001 Louisiana St., Houston, TX 77002

(1) “El Paso Brazil, L.L.C.” will change its name to “EP Energy Brazil, L.L.C.” on or around June 1, 2012.

				State of
		Trade	Type of	Incorporation /			Chief Executive
	Name of Entity	Name	Organization	Formation	EIN	Organizational ID	Office
7.	MBOW Four Star, L.L.C. (f/k/a MBOW Four Star Corporation)	None	Limited Liability Company	Delaware	20-0707537	3749729	1001 Louisiana St., Houston, TX 77002

8.	EP Energy Management, L.L.C. (f/k/a El Paso Exploration & Production Management, Inc.)	None	Limited Liability Company	Delaware	74-1405013	0610204	1001 Louisiana St., Houston, TX 77002

9.	El Paso Production Resale Company, L.L.C.(2)	None	Limited Liability Company	Delaware	76-0429561	2377052	1001 Louisiana St., Houston, TX 77002

10.	El Paso Production Oil & Gas Gathering Company, L.L.C.(3)	None	Limited Liability Company	Delaware	76-0607609	3044912	1001 Louisiana St., Houston, TX 77002

11.	El Paso E&P Company, L.P.(4)	None	Limited Partnership	Delaware	76-0487092	2543123	1001 Louisiana St., Houston, TX 77002

12.	EPE Nominee Corp.	None	Corporation	Delaware	80-0817606	5155305	c/o El Paso E&P Company, L.P. 1001 Louisiana St., Houston, TX 77002

13.	Crystal E&P Company, L.L.C.	None	Limited Liability Company	Delaware	No EIN	2878523	1001 Louisiana St., Houston, TX 77002

(2)   “El Paso Production Resale Company, L.L.C.” will change its name to “EP Energy Resale Company, L.L.C.” on or around June 1, 2012.

(3)   “El Paso Production Oil & Gas Gathering Company, L.L.C.” will change its name to “EP Energy Gathering Company, L.L.C.” on or around June 1, 2012.

(4)   “El Paso E&P Company, L.P.” will change its name to “EP Energy E&P Company, L.P.” on or around June 1, 2012.

2

Perfection Certificate - Collateral Agreement

EPE Holdings, EP Energy, JPMorgan

Prior Names

Date of
	Entity	Prior Name		Change
1.	EPE Holdings LLC	•	None	•	N/A
2.	EP Energy LLC	•	Everest Acquisition LLC	•	5/24/12
3.	Everest Acquisition Finance Inc.	•	None	•	N/A
4.	EP Energy Global LLC	•	El Paso Exploration & Production Company	•	7/27/11
		•	EP Energy Corporation	•	3/12/12
		•	EP Energy, L.L.C.	•	5/24/12
5.	El Paso Brazil, L.L.C.(5)	•	None	•	N/A
6.	EP Energy Management, L.L.C.	•	El Paso Production Oil & Gas Company	•	6/9/06
		•	El Paso Exploration & Production Management, Inc.	•	5/24/12
7.	MBOW Four Star, L.L.C.	•	MBOW Four Star Corporation	•	5/23/12
8.	EP Energy Preferred Holdings Company, L.L.C.	•	El Paso Preferred Holdings Company	•	5/23/12
9.	El Paso Production Resale Company, L.L.C.(6)	•	GOGC Resale Company	•	10/31/02
		•	El Paso Production Resale Company	•	12/18/09

(5)    “El Paso Brazil, L.L.C.” will change its name to “EP Energy Brazil, L.L.C.” on or around June 1, 2012.

(6)    “El Paso Production Resale Company, L.L.C.” will change its name to “EP Energy Resale Company, L.L.C.” on or around June 1, 2012.

Date of
	Entity	Prior Name		Change
10.	El Paso Production Oil & Gas Gathering Company, L.L.C.(7)	•	Coastal Oil & Gas Gathering, L.P.	•	4/17/01
		•	El Paso Production Oil & Gas Gathering, L.P.	•	12/17/08
11.	El Paso E&P Company, L.P.(8)	•	El Paso Production Oil & Gas USA, L.P.	•	12/28/05
12.	EPE Nominee Corp.	•	None	•	N/A
13.	Crystal E&P Company, L.L.C.	•	Peoples Energy Production Partners, L.P.	•	9/27/07
		•	Coronado Energy Production Partners, L.L.C.	•	6/2/09

(7)    “El Paso Production Oil & Gas Gathering Company, L.L.C.” will change its name to “EP Energy Gathering Company, L.L.C.” on or around June 1, 2012.

(8)    “El Paso E&P Company, L.P.” will change its name to “EP Energy E&P Company, L.P.” on or around June 1, 2012.

4

Perfection Certificate - Collateral Agreement

EPE Holdings, EP Energy, JPMorgan

Schedule II

Pledged Stock; Debt Securities

1)             Pledged Stock

		Number and Class of	Percentage of Equity	Number of Issuer
Registered Owner	Name of Issuer	Equity Interests	Interests Pledged	Certificate
EPE Holdings LLC	EP Energy LLC (f/k/a Everest Acquisition LLC)	LLC membership interest	100%	N/A

EP Energy LLC (f/k/a Everest Acquisition LLC)	Everest Acquisition Finance Inc.	100 shares of Common Stock	100%	C-1

EP Energy LLC (f/k/a Everest Acquisition LLC)	EP Energy Global LLC (f/k/a EP Energy, L.L.C.)	LLC membership interest	100%	N/A

EP Energy Global LLC (f/k/a EP Energy, L.L.C.)	El Paso Brazil, L.L.C.(9)	LLC membership interest	100%	N/A

EP Energy Global LLC (f/k/a EP Energy, L.L.C.)	EP Energy Management, L.L.C. (f/k/a El Paso Exploration & Production	LLC membership interest	100%	N/A

(9)    “El Paso Brazil, L.L.C.” will change its name to “EP Energy Brazil, L.L.C.” on or around June 1, 2012.

		Number and Class of	Percentage of Equity	Number of Issuer
Registered Owner	Name of Issuer	Equity Interests	Interests Pledged	Certificate
	Management, Inc.)

EP Energy Global LLC (f/k/a EP Energy, L.L.C.)	EP Energy Preferred Holdings Company, L.L.C. (f/k/a El Paso Preferred Holdings Company)	LLC membership interest	100%	N/A

EP Energy Global LLC (f/k/a EP Energy, L.L.C.)	MBOW Four Star, L.L.C. (f/k/a MBOW Four Star Corporation)	LLC membership interest	100%	N/A

EP Energy Management, L.L.C. (f/k/a El Paso Exploration & Production Management, Inc.)	El Paso Production Resale Company, L.L.C.(10)	LLC membership interest	100%	N/A

EP Energy Management, L.L.C. (f/k/a El Paso Exploration & Production Management, Inc.)	El Paso E&P Company, L.P.(11)	General Partner interest in Limited Partnership	1%	N/A

(10)  “El Paso Production Resale Company, L.L.C.” will change its name to “EP Energy Resale Company, L.L.C.” on or around June 1, 2012.

(11)  “El Paso E&P Company, L.P.” will change its name to “EP Energy E&P Company, L.P.” on or around June 1, 2012.

6

		Number and Class of	Percentage of Equity	Number of Issuer
Registered Owner	Name of Issuer	Equity Interests	Interests Pledged	Certificate
El Paso Production Resale Company, L.L.C.(12)	El Paso Production Oil & Gas Gathering Company, L.L.C.(13)	LLC membership interest	100%	N/A

El Paso Production Resale Company, L.L.C.(14)	El Paso E&P Company, L.P.(15)	Limited Partner interest in Limited Partnership	99%	N/A

El Paso E&P Company, L.P.(16)	Crystal E&P Company, L.L.C.	LLC membership interest	100%	N/A

El Paso E&P Company, L.P.(17)	EPE Nominee Corp.	100 shares of common stock	100%	CS-1

2)             Pledged Debt Securities

None.

(12)  “El Paso Production Resale Company, L.L.C.” will change its name to “EP Energy Resale Company, L.L.C.” on or around June 1, 2012.

(13)  “El Paso Production Oil & Gas Gathering Company, L.L.C.” will change its name to “EP Energy Gathering Company, L.L.C.” on or around June 1, 2012.

(14)  “El Paso Production Resale Company, L.L.C.” will change its name to “EP Energy Resale Company, L.L.C.” on or around June 1, 2012.

(15)  “El Paso E&P Company, L.P.” will change its name to “EP Energy E&P Company, L.P.” on or around June 1, 2012.

(16)  “El Paso E&P Company, L.P.” will change its name to “EP Energy E&P Company, L.P.” on or around June 1, 2012.

(17)  “El Paso E&P Company, L.P.” will change its name to “EP Energy E&P Company, L.P.” on or around June 1, 2012.

7

Perfection Certificate - Collateral Agreement

EPE Holdings, EP Energy, JPMorgan

Schedule III

Intellectual Property

None.

Perfection Certificate - Collateral Agreement

EPE Holdings, EP Energy, JPMorgan

Schedule IV

Accounts and Inventory

None.

Perfection Certificate - Collateral Agreement

EPE Holdings, EP Energy, JPMorgan

Schedule V

Letters of Credit

None.